UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

ALPINE IMMUNE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 East Blaine Street, Suite 200

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

(206) 788-4545

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2022, the board of directors (the “Board”) of Alpine Immune Sciences, Inc. (the “Company”), based upon a recommendation from the Nominating and Corporate Governance Committee of the Board, voted to appoint Jörn Drappa as a director of the Company, effective July 18, 2022. Dr. Drappa was appointed as a Class II director with a term expiring at the Company’s 2023 annual meeting of stockholders.

Dr. Drappa will not be named to any committees of the Board in connection with his appointment.

There are no transactions and no proposed transactions between Dr. Drappa or any member of his immediate family and the Company or its subsidiaries, and there is no arrangement or understanding between Dr. Drappa and any other person or entity pursuant to which Dr. Drappa was appointed as a director of the Company.

Dr. Drappa will participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant, which was granted to Dr. Drappa on July 18, 2022. The standard compensation plan for non-employee directors is described in the section titled “Board of Directors and Corporate Governance — Non-Employee Director Compensation — Director Compensation Policy” of the Company’s definitive proxy statement on Schedule 14A filed on April 29, 2022. In addition, the Company will enter into its standard form of indemnification agreement with Dr. Drappa.

In addition, on July 13, 2022, Dr. Jay Venkatesan submitted his resignation from the Board effective July 18, 2022. Dr. Venkatesan’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

A press release announcing Dr. Drappa’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2022	ALPINE IMMUNE SCIENCES, INC.

	By:	/s/ Paul Rickey
	Name:	Paul Rickey
	Title:	Senior Vice President and Chief Financial Officer